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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                            FORM 8-K CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       November 29, 1999
                                                       November 29, 1999
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                               WESTERN BEEF, INC.
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               (Exact name of registrant as specified in charter)

     Delaware                         0-4485                     13-3266114
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(State of other jurisdiction     (Commission file no.)       (I.R.S. employer
 of incorporation)                                           identification no.)

47-05 Metropolitan Avenue, Ridgewood, N.Y.                       11385
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(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code (718) 417-3770
                                                   -------------------

N/A
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(Former name of former address, if changed since last report).

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous independent accountants

(i) On November 29, 1999, Western Beef, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through November 29, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 2, 1999 is filed as Exhibit 16 to this Form 8-K.

(b)      New independent accountants

(i) The Registrant engaged Richard A. Eisner & Company, LLP ("Eisner") as its new independent accountants as of November 29, 1999. During the two most recent fiscal years and through November 29, 1999, the Registrant has not consulted with Eisner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Eisner concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (C)      Exhibits

                           16       Letter of PricewaterhouseCoopers LLP

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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WESTERN BEEF, INC.
                                               (Registrant)

                                      By:   /s/ PETER CASTELLANA, JR.
                                            ---------------------------------
                                            Peter Castellana, Jr.
Dated:        November 29, 1999             President